united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-10123

The North Country Funds

(Exact name of Registrant as specified in charter)

250 Glen Street, Glens Falls, NY 12801

(Address of principal executive offices) (Zip code)

James Ash

c/o Gemini Fund Services, LLC., 80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 11/30

Date of reporting period: 5/31/15

Item 1. Reports to Stockholders.

The North Country Funds

Equity Growth Fund
Intermediate Bond Fund

Semi-Annual Report
May 31, 2015

Investment Adviser

North Country Investment Advisers, Inc.

250 Glen Street

Glens Falls, NY 12801

Administrator and

Fund Accountant

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, NY 11788

Investor Information: (888) 350-2990

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the North Country Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

The North Country Funds
SEMIANNUAL REPORT

May 31, 2015

ECONOMIC SUMMARY

It is hard to believe that we are halfway through the year; it seems like yesterday we were ringing in 2015! The U.S. economy has improved from the weak first quarter, as we predicted. Consumer spending has accelerated from the harsh winter, and lower energy prices have translated into a tailwind for the economy. As a result, there has been an increase in retail, home and auto sales.

The employment picture also continues to improve: the average monthly jobs gain over the past 12 months is 250,000 and the unemployment rate is currently 5.3%. In addition, average hourly earnings have risen 2% over the same time period. We continue to forecast an improving U.S. economy for the second half of the year, and our GDP forecast for all of 2015 is 2-2.75%.

At the time of this writing, Greece’s potential exit from the Eurozone is unknown and until there is resolution, volatility will persist. Our investment strategy over the past few years has been to underweight international equities due to the uncertainty over the Eurozone and we continue to believe in that approach. However, growth in the Eurozone is improving as a result of quantitative easing by the European Central Bank, and we will look for investment opportunities as they present themselves.

The Federal Reserve ended quantitative easing at its October 2014 meeting; however, short-term interest rates, in our opinion, should remain low, with the Federal Reserve keeping the Federal Funds rate between 0% and 0.25% through late 2015,with the first rate hike in September or December. Inflation remains contained and is running below the Fed’s 2% target.

The Equity Growth Fund

For the six months and one year ended May 31, 2015 the North Country Equity Growth Fund had total returns of 3.85% and 12.40% versus the S&P 5001 at 2.97% and 11.81%, respectively. On an annualized basis, the three, five, and ten year total returns for the North Country Equity Growth Fund were 17.98%, 14.33%, and 6.67% versus the S&P 500 at 19.67%, 16.54%, and 8.12%, respectively.

Moderate economic growth coupled with continuing corporate profit growth, reasonable valuations, attractive dividend yields, and an accommodative Federal Reserve continue to support the case for a rising equity market.

In January 2015 we elected to increase the consumer discretionary sector to an overweight from a marketweight, decreased the financial sector to an underweight from a marketweight, and reduced the materials sector to an underweight from a marketweight. The consumer discretionary sector was expected to benefit from lower energy and commodity prices as well as improving employment conditions. We reduced financials due to our outlook for lower interest rates. Materials were reduced due to lower commodity prices and stretched valuations. We remained at an overweight in information technology and

[1]	The S&P 500 is an unmanaged market capitalization-weighted index of common stocks. You cannot invest directly in an index.

healthcare, remained at a marketweight in energy and industrials and remained at an underweight in consumer staples, utilities and telecommunication services.

In March 2015, we elected to reduce the energy sector to an underweight from a marketweight and increased materials to a marketweight from an underweight. The energy sector was reduced due to the strengthening dollar, supply issues and reduced demand. Earnings were expected to decline by over 50% in 2015 and even with the sector’s negative performance, valuations were still not compelling (excluding the majors, which we continued to favor). Materials were increased due to the strength of the U.S. economy, attractive dividend yields, and earnings expectations. We remained at an overweight in consumer discretionary, healthcare and information technology. Industrials remained at a marketweight and consumer staples, financials, utilities and telecommunication services remained at an underweight.

The Intermediate Bond Fund

For the six month period ending May 31, 2015, the North Country Intermediate Bond Fund returned 0.53%; and the annualized total returns for one year, three year, five year and ten year periods ending May 31, 2015 were 1.21%, 1.39%, 2.64% and 3.00%.

Effective April 1, 2015 the performance benchmark for the North Country Intermediate Bond Fund was changed from Bank of America Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index2 to the Barclays US Aggregate Bond Index3.

For the six month period ending May 31, 2015, the Bank of America Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year returned 1.09%; and the annualized total returns for one year, three year, five year and ten year periods ending May 31, 2015 were 2.28%, 1.53%, 2.92% and 3.86%.

The North Country Intermediate Bond Fund underperformed the Bank of America Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index for the one-year, three year and five year periods ending May 31, 2014. The underperformance during this time period is related to the relatively low, by historical standards, credit spreads. The North Country Intermediate Bond Fund had sought to benefit from a low interest rate environment accompanied by expectations of modest economic growth and inflation, and attractive yields in corporate bonds relative to U.S. Treasuries. During these periods, the North Country Intermediate Bond Fund had sought to benefit from opportunities for attractive yields in corporate bonds by maintaining an overweight in corporate bonds relative to our benchmark.

The relative investment performance for the ten-year period ending May 31, 2014 was impacted by the fund maintaining a shorter than benchmark duration during the period from September 2005 into the first quarter of 2007, when the yield curve was at first flat and then inverted. This negatively impacted the returns of short-term bonds, those maturing within two years, relative to longer term bonds, those

[2]	The Bank of America Merrill Lynch Government/Corporate Index is comprised of corporate and government issues with maturities ranging between 1-10 years rated A and above.

[3]	The Barclays US Aggregate Bond Index measure a broad spectrum of U.S. investment grade taxable fixed income securities including treasury, agency, corporate, mortgage-backed, asset-backed and international dollar denominated issues with maturities of 1 year or more.

maturing in ten years or beyond, and consequently our performance relative to our benchmark was negatively impacted. Additionally, an overweight in corporate bonds relative to our benchmark during the credit crisis, and a widening of credit spreads during that time frame, detracted from our relative performance.

Equity Growth Fund:

Annual Fund Operating Expenses:	(As a Percentage of Net Assets)
Total Annual Operating Expenses:	1.01%

Intermediate Bond Fund:

Annual Fund Operating Expenses:	(As a Percentage of Net Assets)
Total Annual Operating Expenses:	0.83%

Average Annual Total Returns as of March 31, 2015 (Latest Calendar Quarter)

	1 Year	5 Years	10 Years

North Country Equity Growth Fund	12.01%	12.43%	6.54%

North Country Intermediate Bond Fund	3.02%	3.05%	3.23%

Average Annual Total Returns as of May 31, 2015 (Fiscal First Half)

	1 Year	5 Years	10 Years

North Country Equity Growth Fund	12.40%	14.33%	6.67%

North Country Intermediate Bond Fund	1.21%	2.64%	3.00%

Performance data quoted above is historical and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling 1-888-350-2990. Information provided is unaudited.

The views expressed are as May 31, 2015 and are those of the adviser, North Country Investment Advisers, Inc. The views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security market sector or the markets generally, or the North Country Funds.

Not FDIC insured. Not obligations of or guaranteed by the bank. May involve investment risks, including possible loss of the principal invested.

5421-NLD-07/15/2015

North Country Equity Growth Fund

Portfolio Summary (Unaudited)

May 31, 2015

Industries	% of Net Assets	Industries	% of Net Assets
Common Stock	98.3%	Cosmetics/Personal Care	1.8%
Internet	13.3%	Beverages	1.5%
Banks	11.8%	Media	1.4%
Pharmaceuticals	7.2%	Machinery - Diversified	1.4%
Biotechnology	6.5%	Airlines	1.2%
Retail	6.3%	Miscellaneous Manufacturers	1.1%
Software	5.9%	Aerospace/Defense	1.0%
Computers/Network Products	5.1%	Healthcare	1.0%
Oil & Gas Producers	4.9%	Machinery - Construction & Mining	1.0%
Apparel	4.2%	Lodging	1.0%
Diversified Financial Services	3.5%	Telecommunications	1.0%
Insurance	3.3%	Home Builders	0.6%
Transportation	2.3%	Electric	0.6%
Oil & Gas Services	2.2%	Semiconductors	0.6%
Electronics	2.1%	Gas	0.4%
Chemicals	2.1%	Money Market Fund	1.7%
Building Materials	2.0%	Other Assets Less Liabilites	0.0%
		Total Net Assets	100.0%

Top Ten Holdings	% of Net Assets	Top Ten Holdings	% of Net Assets
Apple, Inc.	5.1%	Salesforce.com, Inc.	2.3%
Amazon.Com, Inc.	4.3%	Morgan Stanley	1.9%
Visa, Inc. - Class A	3.5%	Google, Inc. - Class C	1.9%
Under Armour, Inc. - Class A	3.3%	Wells Fargo & Co.	1.9%
Facebook, Inc. - Class A	3.1%	Berkshire Hathaway, Inc.	1.9%

North Country Intermediate Bond Fund

Portfolio Summary (Unaudited)

May 31, 2015

	% of Net		% of Net
Industries	Assets	Industries	Assets
Corporate Bonds	60.5%	Food	1.6%
Banks	13.1%	Household Products/Wares	1.5%
Telecommunications	8.2%	Agriculture	1.5%
Retail	3.9%	Semiconductors	1.2%
Diversified Financial Services	3.5%	Healthcare - Services	1.2%
Healthcare - Products	3.1%	Transportation	1.1%
Electric Components & Equipment	2.5%	Iron/Steel	0.8%
Computers	2.4%	Beverages	0.4%
Electric	2.3%	Biotechnology	0.4%
Chemicals	2.3%	Media	0.4%
Oil & Gas	2.2%	U.S. Government Agency Obligations	35.2%
Commerical Services	1.9%	Government Agencies	35.2%
Pharmaceutical	1.8%	Money Market Fund	3.6%
Aerospace/Defense	1.6%	Other Assets Less Liabilites	0.7%
Insurance	1.6%	Total Net Assets	100.0%

Top Ten Holdings	% of Net Assets
Federal Home Loan Bank, 2.795%, due 10/17/23	3.1%
Federal Home Loan Bank, 2.50%, due 12/9/22	3.0%
Federal Home Loan Bank, 1.75%, due 8/7/18	3.0%
Federal Farm Credit Bank, 2.35%, due 8/14/24	2.9%
Federal Home Loan Bank, 2.375%, due 3/14/25	2.9%
Federal National Mortgage Association, 1.625%, due 11/27/18	2.3%
AT&T, Inc., 3.00%, due 2/15/22	2.2%
American Express Centurion, 5.95%, due 6/12/17	1.8%
Verizon Communications, Inc., 5.15%, due 9/15/23	1.7%
Lowe’s Cos., Inc., 4.625%, due 4/15/20	1.6%

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)

May 31, 2015

		Fair
Shares		Value
COMMON STOCK - 98.3%
Aerospace/Defense - 1.0%
10,500	United Technologies Corp.	$1,230,285

Airlines - 1.2%
40,000	Southwest Airlines Co.	1,482,000

Apparel - 4.2%
50,500	Under Armour, Inc. *	3,959,705
15,000	VF Corp.	1,056,450
		5,016,155
Banks - 11.8%
100,385	Bank of America Corp.	1,656,352
30,000	Bank of New York Mellon Corp.	1,300,800
32,500	Citigroup, Inc.	1,757,600
10,000	Goldman Sachs Group, Inc.	2,061,900
27,000	JP Morgan Chase & Co.	1,776,060
60,000	Morgan Stanley	2,292,000
22,300	US Bancorp	961,353
40,000	Wells Fargo & Co.	2,238,400
		14,044,465
Beverages - 1.5%
10,000	Coca-Cola Co.	409,600
14,200	PepsiCo, Inc.	1,369,306
		1,778,906
Biotechnology - 6.5%
12,500	Amgen, Inc.	1,953,250
5,000	Biogen Idec, Inc.*	1,984,950
16,500	Celgene Corp. *	1,888,260
17,500	Gilead Sciences, Inc. *	1,964,725
		7,791,185
Building Materials - 2.0%
55,000	Masco Corp.	1,488,850
10,000	Vulcan Materials Co.	899,300
		2,388,150
Chemicals - 2.1%
11,000	International Flavors & Fragrances, Inc.	1,309,440
5,000	PPG Industries, Inc.	1,144,450
		2,453,890
Computers / Network Products - 5.1%
46,770	Apple, Inc.	6,093,196

Cosmetics/Personal Care - 1.8%
14,000	Colgate-Palmolive Co.	935,060
15,500	Procter & Gamble Co.	1,215,045
		2,150,105
		Fair
Shares		Value
Diversified Financial Services - 3.5%
60,000	Visa, Inc. - Class A	$4,120,800

Electric - 0.6%
6,965	NextEra Energy, Inc.	712,798

Electronics - 2.1%
71,295	Corning, Inc.	1,491,491
10,000	Honeywell International, Inc.	1,042,000
		2,533,491
Gas - 0.4%
5,000	Sempra Energy	537,350

Healthcare - 1.0%
10,000	UnitedHealth Group, Inc.	1,202,100

Home Builders - 0.6%
50,000	KB Home	739,000

Insurance - 3.3%
30,000	American International Group, Inc.	1,758,300
15,500	Berkshire Hathaway, Inc. *	2,216,500
		3,974,800
Internet - 13.3%
12,000	Amazon.com, Inc. *	5,150,760
47,500	Facebook, Inc. - Class A*	3,761,525
4,000	Google, Inc. - Class A *	2,181,280
4,261	Google, Inc. - Class C *	2,267,321
1,000	Priceline Group, Inc. *	1,172,040
36,903	Twitter, Inc. *	1,353,233
		15,886,159
Lodging - 1.0%
15,000	Marriott International, Inc.	1,169,850

Machinery - Construction & Mining - 1.0%
14,000	Caterpillar, Inc.	1,194,480

Machinery - Diversified - 1.4%
11,897	Cummins, Inc.	1,612,638

Media - 1.4%
15,345	Walt Disney Co.	1,693,628

Miscellaneous Manufacturing - 1.1%
50,000	General Electric Co.	1,363,500

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)(Continued)

May 31, 2015

		Fair
Shares		Value
Oil & Gas Producers - 4.9%
6,000	Chevron Corp.	$618,000
14,750	ConocoPhillips	939,280
7,500	EOG Resources, Inc.	665,175
12,000	Exxon Mobil Corp.	1,022,400
13,900	Helmerich & Payne, Inc.	1,014,561
20,000	Phillips 66	1,582,400
		5,841,816
Oil & Gas Services - 2.2%
10,000	Baker Hughes, Inc.	644,600
14,500	National Oilwell Varco, Inc.	713,255
14,500	Schlumberger, Ltd.	1,316,165
		2,674,020
Pharmaceuticals - 7.2%
6,000	Actavis PLC *	1,840,860
17,500	AmerisourceBergen Corp.	1,969,800
10,000	Johnson & Johnson	1,001,400
17,900	Merck & Co, Inc.	1,089,931
15,000	Mylan NV *	1,089,450
47,000	Pfizer, Inc.	1,633,250
		8,624,691
Retail - 6.3%
2,500	Chipotle Mexican Grill, Inc. *	1,538,800
13,000	Costco Wholesale Corp.	1,853,670
16,000	CVS Health Corp.	1,638,080
14,000	Starbucks Corp.	727,440
12,500	Wal-Mart Stores, Inc.	928,375
10,000	Williams-Sonoma, Inc.	786,100
		7,472,465

		Fair
Shares		Value
Semiconductors - 0.6%
20,000	Intel Corp.	$689,200

Software - 5.9%
22,500	Cerner Corp. *	1,514,025
15,000	Check Point Software Technologies, Ltd. *	1,270,800
33,870	Microsoft Corp.	1,587,148
37,000	Salesforce.com, Inc. *	2,691,750
		7,063,723
Telecommunications - 1.0%
10,000	AT&T, Inc.	345,400
16,540	Verizon Communications, Inc.	817,738
		1,163,138
Transportation - 2.3%
6,000	FedEx Corp.	1,039,320
10,000	Union Pacific Corp.	1,009,100
7,000	United Parcel Service, Inc. - Class. B	694,540
		2,742,960

TOTAL COMMON STOCK		117,440,944
(Cost - $71,725,380)

MONEY MARKET FUND - 1.7%
2,034,108	BlackRock Liquidity TempCash
	Fund - Dollar Shares, 0.01% (a)	2,034,108
TOTAL MONEY MARKET FUND		2,034,108
(Cost - $2,034,108)

TOTAL INVESTMENTS - 100.0%
(Cost - $73,759,488)(b)		$119,475,052
Liabilities in excess of other assets - (0.0)%		(39,890)
TOTAL NET ASSETS - 100.0%		$119,435,162

PLC - Public Limited Company

*	Non-income producing security.

(a)	Variable rate yield; the coupon rate shown represents the rate as of May 31, 2015.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $73,788,589 and differs from market value by unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$46,055,652
Unrealized Depreciation:	(369,189)
Net Unrealized Appreciation	$45,686,463

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Unaudited)

May 31, 2015

Principal		Fair
Amount		Value
CORPORATE BONDS - 60.5%
Aerospace / Defense - 1.6%
	Lockheed Martin Corp.
$500,000	3.35%, due 9/15/21	$528,012
	Rockwell Collins, Inc.
500,000	5.25%, due 7/15/19	561,491
		1,089,503
Agriculture - 1.5%
	Philip Morris International, Inc.
1,000,000	2.50%, due 8/22/22	981,022

Banks - 13.1%
	American Express Centurion
1,100,000	5.95%, due 6/12/17	1,203,565
	Bank of America Corp.
500,000	2.65%, due 4/1/19	509,608
1,000,000	4.00%, due 1/22/25	998,633
	BB&T Corp.
500,000	5.25%, due 11/1/19	554,204
	Goldman Sachs Group, Inc.
500,000	2.90%, due 7/19/18	514,999
500,000	3.625%, due 1/22/23	510,307
	JPMorgan Chase & Co.
1,000,000	3.125%, due 1/23/25	981,023
	Morgan Stanley
500,000	2.125%, due 4/25/18	504,248
500,000	2.50%, due 1/24/19	506,633
500,000	5.50%, due 7/28/21	573,234
	US Bancorp.
500,000	3.60%, due 9/11/24	512,324
	Wells Fargo & Co.
500,000	3.45%, due 2/13/23	507,877
1,000,000	3.00%, due 2/19/25	980,376
		8,857,031
Beverages - 0.4%
	Coca-Cola Enterprises, Inc.
250,000	3.50%, due 9/15/20	266,711

Biotechnology - 0.4%
	Amgen, Inc.
250,000	3.45%, due 10/1/20	262,292

Chemicals - 2.3%
	Air Products & Chemicals, Inc.
500,000	3.00%, due 11/3/21	516,099
Principal		Fair
Amount		Value
Chemicals (Continued) - 2.3%
	El du Pont de Nemours & Co.
$500,000	3.625%, due 1/15/21	$528,913
	Praxair, Inc.
500,000	2.45%, due 2/15/22	495,661
		1,540,673
Commercial Services - 1.9%
	MasterCard, Inc.
250,000	2.00%, due 4/1/19	252,541
1,000,000	3.375%, due 4/1/24	1,044,531
		1,297,072
Computers - 2.4%
	Hewlett-Packard Co.
1,000,000	3.75%, due 12/1/20	1,042,667
	International Business Machines Corp.
500,000	5.70%, due 9/14/17	552,092
		1,594,759
Diversified Financial Services - 3.5%
	American Express Co.
1,000,000	1.55%, due 5/22/18	997,197
	Ameriprise Financial, Inc.
250,000	5.30%, due 3/15/20	286,412
	Bear Stearns Company LLC
500,000	5.55%, due 1/22/17	532,739
	General Electric Capital Corp.
500,000	3.10%, due 1/9/23	513,416
		2,329,764
Electric - 2.3%
	Duke Energy Corp.
1,000,000	3.55%, due 9/15/21	1,053,917
	Duke Energy Florida, Inc.
250,000	3.10%, due 8/15/21	260,012
	Exelon Generation Co. LLC
250,000	4.00%, due 10/1/20	263,572
		1,577,501
Electrical Components & Equipment - 2.5%
	Emerson Electric Co.
1,000,000	5.375%, due 10/15/17	1,098,273
500,000	4.875%, due 10/15/19	559,939
		1,658,212
Food - 1.6%
	Campbell Soup Co.
500,000	4.50%, due 2/15/19	540,743
	Kroger Co.
500,000	3.30%, due 1/15/21	516,773
		1,057,516

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Unaudited)(Continued)

May 31, 2015

Principal		Fair
Amount		Value
Healthcare-Products - 3.1%
	Baxter International, Inc.
$500,000	4.50%, due 8/15/19	$548,743
1,000,000	3.20%, due 6/15/23	996,709
	Stryker Corp.
500,000	4.375%, due 1/15/20	552,477
		2,097,929
Healthcare-Services - 1.2%
	UnitedHealth Group, Inc.
500,000	1.625%, due 3/15/19	497,641
250,000	4.70%, due 2/15/21	281,103
		778,744
Household Products/Wares - 1.5%
	Kimberly Clark Corp.
500,000	3.875%, due 3/1/21	547,943
500,000	2.40%, due 3/1/22	496,240
		1,044,183
Insurance - 1.6%
	Aflac, Inc.
1,000,000	4.00%, due 2/15/22	1,078,557

Iron / Steel - 0.8%
	Nucor Corp.
500,000	5.85%, due 6/1/18	560,454

Media - 0.4%
	Walt Disney Co.
250,000	1.10%, due 12/1/17	250,288

Oil & Gas - 2.2%
	BP Capital Markets PLC
500,000	2.237%, due 5/10/19	506,849
1,000,000	3.535%, due 11/4/24	1,007,427
		1,514,276
Pharmaceutical - 1.8%
	Eli Lilly & Co.
250,000	1.95%, due 3/15/19	252,423
	Teva Pharmaceutical Finance Co.
1,000,000	2.95%, due 12/18/22	990,188
		1,242,611
Principal		Fair
Amount		Value
Retail - 3.9%
	Costco Wholesale Corp.
$500,000	1.70%, due 12/15/19	$500,560
	Lowe’s Co., Inc.
1,000,000	4.625%, due 4/15/20	1,110,359
	McDonald’s Corp.
500,000	2.625%, due 1/15/22	499,034
	Starbucks Corp.
500,000	6.25%, due 8/15/17	554,961
		2,664,914
Semiconductors - 1.2%
	Intel Corp.
750,000	3.30%, due 10/1/21	794,083

Telecommunications - 8.2%
	AT&T, Inc.
500,000	1.40%, due 12/1/17	499,534
1,500,000	3.00%, due 2/15/22	1,493,936
	Cisco Systems, Inc.
500,000	4.95%, due 2/15/19	559,087
	Verizon Communications, Inc.
500,000	3.65%, due 9/14/18	527,494
500,000	4.60%, due 4/1/21	548,230
1,000,000	5.15%, due 9/15/23	1,118,716
500,000	4.15%, due 3/15/24	529,594
	Vodafone Group PLC
250,000	4.375%, due 3/16/21	268,617
		5,545,208
Transportation - 1.1%
	Union Pacific Corp.
500,000	2.75%, due 4/15/23	502,851
	United Parcel Service, Inc.
250,000	3.125%, due 1/15/21	264,402
		767,253
TOTAL CORPORATE BONDS
(Cost - $40,083,285)		40,850,556

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Unaudited)(Continued)

May 31, 2015

Principal Amount		Fair Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 35.2%
Government Agencies - 35.2%
	Federal Farm Credit Bank
$1,000,000	4.67%, due 2/27/18	$1,101,891
500,000	1.62%, due 4/23/20	495,867
1,000,000	2.53%, due 12/26/23	1,014,946
2,000,000	2.35%, due 8/14/24	1,981,006
1,000,000	2.28%, due 10/30/24	986,251
	Federal Home Loan Bank
1,000,000	1.125%, due 12/8/17	1,004,744
2,000,000	1.75%, due 8/7/18	2,004,600
250,000	2.00%, due 9/13/19	256,319
1,000,000	1.78%, due 3/27/20	1,000,092
500,000	2.875%, due 9/11/20	529,999
1,000,000	1.875%, due 12/11/20	1,010,222
1,000,000	3.125%, due 12/11/20	1,075,147
500,000	2.375%, due 9/10/21	514,653
500,000	3.00%, due 9/10/21	531,303
2,000,000	2.50%, due 12/9/22	2,042,630
2,000,000	2.795%, due 10/17/23	2,075,210
2,000,000	2.375%, due 3/14/25	1,972,248
1,000,000	2.675%, due 11/7/25	1,018,349
Principal		Fair
Amount		Value
Government Agencies - 35.2% (Continued)
	Federal National Mortgage Association
$500,000	1.00%, due 9/20/17	$502,249
1,500,000	1.625%, due 11/27/18	1,522,403
	Tennessee Valley Authority
1,000,000	4.50%, due 4/1/18	1,096,832
		23,736,961

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost - $23,657,443)		23,736,961

Shares
MONEY MARKET FUND - 3.6%
	BlackRock Liquidity TempCash
2,440,668	Fund - Dollar Shares, 0.01% (a)	2,440,668
TOTAL MONEY MARKET FUND
(Cost - $2,440,668)

TOTAL INVESTMENTS - 99.3%
(Cost - $66,181,396) (b)		$67,028,185
Other assets less liabilities - 0.7%		475,523
TOTAL NET ASSETS - 100.0%		$67,503,708

LLC - Limited Limited Company

PLC - Public Limited Company

(a)	Variable rate yield; the coupon rate shown represents the rate as of May 31, 2015.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $66,181,396 and differs from market value by unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$1,187,074
Unrealized Depreciation:	(340,285)
Net Unrealized Appreciation	$846,789

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2015

	Equity	Intermediate
	Growth Fund	Bond Fund
ASSETS:
Investments in securities, at fair value (Cost $73,759,488 and $66,181,396, respectively)	$119,475,052	$67,028,185
Receivable for fund shares sold	10,858	7,257
Dividends and interest receivable	184,696	535,044
Prepaid expenses and other assets	4,097	4,674
Total Assets	119,674,703	67,575,160

LIABILITIES:
Accrued advisory fees	71,916	23,990
Payable for fund shares redeemed	136,724	19,153
Accrued trustee fees	5,586	5,749
Accrued expenses and other liabilities	25,315	22,560
Total Liabilities	239,541	71,452
Net Assets	$119,435,162	$67,503,708

NET ASSETS CONSIST OF:
Paid in capital	$69,026,372	$67,557,122
Undistributed net investment income	331,293	60,355
Accumulated net realized gain (loss) from investment transactions	4,361,933	(960,558)
Net unrealized appreciation on investments	45,715,564	846,789
Net Assets	$119,435,162	$67,503,708

Shares outstanding (unlimited number of shares authorized; no par value)	7,632,271	6,568,888

Net asset value, offering and redemption price per share ($119,435,162/7,632,271 and $67,503,708/6,568,888, respectively)	$15.65	$10.28

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended May 31, 2015

	Equity	Intermediate
	Growth Fund	Bond Fund
INVESTMENT INCOME:
Interest	$1,168	$835,810
Dividends	855,739	—
Total investment income	856,907	835,810

EXPENSES:
Investment advisory fees	440,468	165,284
Administration and fund accounting fees	83,342	54,463
Transfer agency fees	14,071	13,019
Legal fees	12,617	14,973
Trustees’ fees	8,878	5,425
Chief Compliance Officer fees	7,847	3,946
Audit fees	7,640	7,640
Printing expense	7,508	4,976
Registration and filing fees	5,918	5,918
Custody fees	5,918	3,540
Insurance expense	3,776	2,104
Miscellaneous expenses	986	986
Total expenses	598,969	282,274

Less: Advisory fee waiver (Note 3)	—	(5,449)
Net expenses	598,969	276,825

Net investment income	257,938	558,985

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from investment transactions	4,456,903	752,552
Net change in unrealized appreciation of investments for the period	(500,628)	(977,876)
Net realized and unrealized gain (loss) on investments	3,956,275	(225,324)

Net increase in net assets resulting from operations	$4,214,213	$333,661

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six	For the Year
	Months Ended	Ended
	May 31, 2015	November 30, 2014
	(Unaudited)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$257,938	$494,162
Net realized gain from investment transactions	4,456,903	8,047,575
Net change in unrealized appreciation for the period	(500,628)	6,130,685
Net increase in net assets resulting from operations	4,214,213	14,672,422

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.05 and $0.10 per share, respectively)	(407,059)	(801,887)
Distributions from net realized gains on investments ($1.05 and $0.31 per share, respectively)	(8,023,906)	(2,489,479)
Total distributions to shareholders	(8,430,965)	(3,291,366)

CAPITAL SHARE TRANSACTIONS (Note 4)	(1,341,266)	(6,092,990)

Net increase (decrease) in net assets	(5,558,018)	5,288,066

NET ASSETS:
Beginning of period	124,993,180	119,705,114

End of period (including undistributed net investment income of $331,293 and $480,414, respectively)	$119,435,162	$124,993,180

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six	For the Year
	Months Ended	Ended
	May 31, 2015	November 30, 2014
	(Unaudited)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$558,985	$1,151,387
Net realized gain from investment transactions	752,552	425,525
Net change in unrealized appreciation for the period	(977,876)	(90,470)
Net increase in net assets resulting from operations	333,661	1,486,442

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.09 and $0.19 per share, respectively)	(552,259)	(1,135,617)

CAPITAL SHARE TRANSACTIONS (Note 4)	1,689,584	5,239,481

Net increase in net assets	1,470,986	5,590,306

NET ASSETS:
Beginning of period	66,032,722	60,442,416

End of period (including undistributed net investment income of $60,355 and $53,629, respectively)	$67,503,708	$66,032,722

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the Six
	Months Ended		For the Year Ended November 30,
	May 31, 2015		2014	2013	2012	2011	2010
	(Unaudited)
Net asset value, beginning of period	$16.21		$14.77	$11.37	$10.17	$9.79	$9.37

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.03		0.06	0.10	0.11	0.11	0.08
Net realized and unrealized gains on investments	0.51		1.79	3.31	1.20	0.47	0.43
Total from investment operations	0.54		1.85	3.41	1.31	0.58	0.51

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.05)		(0.10)	(0.01)	(0.11)	(0.20)	(0.09)
Distribution from net realized gains from security transactions	(1.05)		(0.31)	—	—	—	—
Total distributions	(1.10)		(0.41)	(0.01)	(0.11)	(0.20)	(0.09)

Net asset value, end of period	$15.65		$16.21	$14.77	$11.37	$10.17	$9.79

Total return (2)	3.85	% (4)	12.93%	30.00%	12.91%	5.94%	5.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$119,435		$124,993	$119,705	$103,358	$85,684	$85,956
Ratios to average net assets:
Expenses	1.01	% (3)	1.03%	1.02%	1.06%	1.09%	1.06%
Net investment income	0.43	% (3)	0.41%	0.80%	0.95%	1.03%	0.84%
Portfolio turnover rate	12	% (4)	29%	41%	55%	63%	69%

(1)	Net investment income per share is based on average shares outstanding during the period.

(2)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(3)	Annualized for periods of less than one year.

(4)	Not annualized.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the Six
	Months Ended		For the Year Ended November 30,
	May 31, 2015		2014	2013	2012	2011	2010
	(Unaudited)
Net asset value, beginning of period	$10.31		$10.25	$10.57	$10.24	$10.31	$10.06

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.09		0.19	0.23	0.24	0.26	0.31
Net realized and unrealized gains (losses) on investments	(0.03)		0.06	(0.33)	0.33	(0.07)	0.25
Total from investment operations	0.06		0.25	(0.10)	0.57	0.19	0.56

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.09)		(0.19)	(0.22)	(0.24)	(0.26)	(0.31)
Total distributions	(0.09)		(0.19)	(0.22)	(0.24)	(0.26)	(0.31)

Net asset value, end of period	$10.28		$10.31	$10.25	$10.57	$10.24	$10.31

Total return (2)	0.53	% (4)	2.44%	(0.92)%	5.57%	1.90%	5.65%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$67,504		$66,033	$60,442	$61,892	$59,797	$77,457
Ratios to average net assets:
Expenses, before waiver	0.84	% (3)	0.88%	0.86%	0.91%	0.89%	0.83%
Expenses, after waiver	0.83	% (3)	0.88%	0.86%	0.91%	0.89%	0.83%
Net investment income	1.67	% (3)	1.85%	2.17%	2.28%	2.55%	3.04%
Portfolio turnover rate	43	% (4)	25%	29%	24%	32%	55%

(1)	Net investment income per share is based on average shares outstanding during the period.

(2)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(3)	Annualized for periods of less than one year.

(4)	Not annualized.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2015

NOTE 1. ORGANIZATION

The North Country Funds (the “Trust”) was organized as a Massachusetts business trust on June 1, 2000, and registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company on September 11, 2000. The Trust currently offers two series: the North Country Equity Growth Fund (the “Growth Fund”) and the North Country Intermediate Bond Fund (the “Bond Fund”, collectively the “Funds”). The Growth Fund’s principal investment objective is to provide investors with long-term capital appreciation while the Bond Fund seeks to provide investors with current income and total return with minimum fluctuations of principal value. Both Funds commenced operations on March 1, 2001.

The Bond Fund and the Growth Fund were initially organized on March 26, 1984 under New York law as Collective Investment Trusts sponsored by Glens Falls National Bank & Trust Company. Prior to their conversion to regulated investment companies (mutual funds) investor participation was limited to qualified employee benefit plans.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the year. Actual results could differ from these estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation- Securities which are traded on a national securities exchange are valued at the last quoted sale price. NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP). Investments for which no sales are reported are valued at the mean between the current bid and ask prices on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy described below. When an equity security is valued by the independent pricing service using factors other than market quotations or the market is considered inactive, they will be categorized in level 2.

Fixed income securities such as corporate bonds, municipal bonds, and U.S. government and agency obligations, when valued using market quotations in an active market, are categorized as level 1 securities. However, fair value may be determined using an independent pricing service that considers market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and other reference data. These securities would be categorized as level 2 securities. The fair value of mortgage-backed securities is estimated by an independent pricing service which uses models that consider interest rate movements, new issue information and other security pertinent data. Evaluations of tranches (non-volatile, volatile, or credit sensitive) are based on interpretations of accepted Wall Street modeling and pricing

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
May 31, 2015

conventions. Mortgage-backed securities are categorized in level 2 of the fair value hierarchy described below to the extent the inputs are observable and timely.

Any securities or other assets for which market quotations are not readily available, or securities for which the last bid price does not accurately reflect the current value, are valued at fair value as determined by the Trust’s Fair Value Committee (the “Committee”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). Pursuant to the Procedures, the Committee will consider, among others, the following factors to determine a security’s fair value: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of the security. In the absence of readily available market quotations, or other observable inputs, securities valued at fair value pursuant to the Procedures would be categorized as level 3.

Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1. Securities with maturities of 60 days or less may be valued at amortized cost, which approximates fair value and would be categorized as level 2. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic or political developments in a specific country or region.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
May 31, 2015

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of inputs used as of May 31, 2015, in valuing the Funds’ assets carried at fair value.

North Country Equity Growth Fund:

Assets	Level 1	Level 2	Level 3*	Total
Common Stock**	$117,440,944	$—	$—	$117,440,944
Money Market Fund	2,034,108	—	—	2,034,108
Total	$119,475,052	$—	$—	$119,475,052

North Country Intermediate Bond Fund:

Assets	Level 1	Level 2	Level 3*	Total
Corporate Bonds**	$—	$40,850,556	$—	$40,850,556
U.S. Government Agency Obligations	—	23,736,961	—	23,736,961
Money Market Fund	2,440,668	—	—	2,440,668
Total	$2,440,668	$64,587,517	$—	$67,028,185

*	The Funds did not hold any Level 3 investments during the period.

**	See Schedule of Investments for industry classifications.

There were no transfers into and out of Level 1 and Level 2 during the period. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

Federal Income Taxes - The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

Management reviewed the tax positions in open tax years 2012 through 2014 and those expected to be taken in the Funds’ fiscal 2015 year-end tax returns, and determined that the Funds do not have a liability for unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, the Funds did not incur any interest or penalties. The Funds identify their major tax jurisdictions as U.S. Federal and New York State.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
May 31, 2015

Dividends and Distributions - The Bond Fund pays dividends from net investment income on a monthly basis. The Growth Fund will pay dividends from net investment income, if any, on an annual basis. Both Funds will declare and pay distributions from net realized capital gains, if any, annually. Income and capital gain distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security Transactions - Securities transactions are recorded no later than the first business day after the trade date, except for reporting purposes when trade date is used. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses - Most expenses of the Trust can be directly attributed to a Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.

Indemnification - The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

NOTE 3. INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the “Advisory Agreement”) with North Country Investment Advisers, Inc. (the “Adviser”). Pursuant to the Advisory Agreement, the Adviser is responsible for formulating the Trust’s investment programs, making day-to-day investment decisions and engaging in portfolio transactions, subject to the authority of the Board of Trustees. Under the terms of the agreement, each Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% and 0.50% of the average daily net assets of the Growth Fund and Bond Fund, respectively. For the six months ended May 31, 2015, the Adviser received advisory fees of $440,468 from the Growth Fund and $165,284 from the Bond Fund. The Adviser has agreed to voluntarily waive 0.05% of its Advisory fee it receives from the Bond Fund for the period starting April 1, 2015 through March 31, 2016. For the six months ended May 31, 2015, the Adviser waived $5,449 of its Advisory fee. This amount waived is not subject to recoupment.

The Trust has entered into an Underwriting Agreement with Northern Lights Distributors, LLC (“the Distributor”) to serve as the principal underwriter for each Fund and distributor for each Fund’s shares.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
May 31, 2015

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) - GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, and transfer agency services to the Fund. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Funds.

Certain officers and/or trustees of the Adviser and Administrator are also officers/trustees of the Trust.

NOTE 4. CAPITAL SHARE TRANSACTIONS

At May 31, 2015, there were an unlimited number of shares authorized with no par value. Paid in capital for the Growth Fund and Bond Fund amounted to $69,026,372 and $67,557,122, respectively.

Transactions in capital shares were as follows:

Growth Fund:

	For the six months		For the year
	ended		ended
	May 31, 2015		November 30, 2014
	Shares	Amount	Shares	Amount

Shares sold	342,272	$5,196,018	950,374	$14,405,427
Shares issued for reinvestment of dividends	100,310	1,458,509	39,374	557,611
Shares redeemed	(520,899)	(7,995,793)	(1,383,433)	(21,056,028)

Net decrease	(78,317)	$(1,341,266)	(393,685)	$(6,092,990)

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
May 31, 2015

Bond Fund:

	For the six months		For the year
	ended		ended
	May 31, 2015		November 30, 2014
	Shares	Amount	Shares	Amount

Shares sold	676,013	$6,968,029	1,618,457	$16,647,144
Shares issued for reinvestment of dividends	4,265	43,933	9,765	100,289
Shares redeemed	(516,238)	(5,322,378)	(1,119,556)	(11,507,952)
Net increase	164,040	$1,689,584	508,666	$5,239,481

NOTE 5. INVESTMENTS

Investment transactions, excluding short-term securities, for the six months ended May 31, 2015 were as follows:

		Bond Fund
		Excluding U.S.	U.S.
		Government	Government
	Growth Fund	Securities	Securities
Purchases	$13,705,271	$13,969,836	$15,843,525
Sales	$22,729,280	$16,205,087	$11,012,875

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
May 31, 2015

NOTE 6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended November 30, 2014 and fiscal year ended November 30, 2013 was as follows:

	For the year ended November 30, 2014:
	Ordinary	Long-Term
Fund	Income	Capital Gains	Total
Growth Fund	$801,887	$2,489,479	$3,291,366
Bond Fund	1,135,617	—	1,135,617

	For the year ended November 30, 2013:
	Ordinary	Long-Term
Fund	Income	Capital Gains	Total
Growth Fund	$76,753	$—	$76,753
Bond Fund	1,310,556	—	1,310,556

On December 15, 2014, the Growth Fund paid an ordinary income dividend of $0.0531 per share, a short-term capital gain dividend of $0.0639, and a long-term capital gain dividend of $0.9828 per share to shareholders of record on December 12, 2014.

On December 15, 2014, the Bond Fund paid an ordinary income dividend of $0.0228 per share to shareholders of record on December 12, 2014.

As of November 30, 2014, the components of distributable earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Appreciation/	Accumulated
Fund	Income	Capital Gains	Late Year Loss	Forwards	(Depreciation)	Earnings
Growth Fund	$969,675	$7,468,776	$—	$—	$46,187,091	$54,625,542
Bond Fund	53,629	—	—	(1,713,110)	1,824,665	165,184

The difference between book basis and tax basis distributable earnings, if any, is primarily attributable to the tax deferral of losses on wash sales.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
May 31, 2015

The Regulated Investment Company Modernization Act of 2010 (the “Act”), which was enacted on December 22, 2010, makes changes to several tax rules impacting the Funds. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. As of November 30, 2014, the Bond Fund had unused capital loss carry forwards of $1,713,110 available, for federal income tax purposes, to offset future capital gains. Such capital loss carry forwards expire on November 30, 2017.

Permanent book and tax differences, primarily attributable to the tax treatment of non-deductible expenses, and adjustments for real estate investment trusts and C-Corporation return of capital distributions, resulted in reclassification for the fiscal year ended November 30, 2014 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Fund	Capital	Income (Loss)	Gains (Loss)
Growth Fund	$—	$(28,888)	$28,888
Bond Fund	(42)	42	—

NOTE 7. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act. As of May 31, 2015, SEI Private Trust, an account holding shares for the benefit of others in nominee name, held approximately 81% of the voting securities of the Growth Fund and approximately 92% of the Bond Fund.

NOTE 8. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring additional adjustment or disclosure in the financial statements.

THE NORTH COUNTRY FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of a Fund in The North Country Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at December 1, 2014 and held until May 31, 2015.

Actual Expenses: The “Actual” section of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The “Hypothetical” section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expense	Expenses Paid During
	Account Value	Account Value	Ratio	the Period*
	(12/1/14)	(5/31/15)	(Annualized)	(12/1/14 - 5/31/15)
Equity Growth Fund
Actual	$1,000.00	$1,038.50	1.01%	$5.13
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.90	1.01%	$5.09
Intermediate Bond Fund
Actual	$1,000.00	$1,005.30	0.83%	$4.15
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.79	0.83%	$4.18

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days divided by 365 days.

THE NORTH COUNTRY FUNDS

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

At a meeting (the “Meeting”) of the Board of Trustees (the “Board” or the “Trustees”) held on January 27, 2015, a majority of the Board, including a majority of trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (hereafter, the “Independent Trustees”), unanimously approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between North Country Investment Advisers, Inc. (“NCIA” or the “Adviser”) and the Funds. Fund counsel discussed with the Board its fiduciary responsibility to shareholders and the importance of assessing certain specific factors in its deliberations. Prior to the Meeting, the Adviser provided the Board with a number of written materials, including information relating to: a) the terms of the Advisory Agreement and fee arrangements with the Funds; b) the Adviser’s management and investment personnel; c) the financial condition and stability of the Adviser; d) data comparing each Fund’s fees, operating expenses and performance with that of a group of mutual funds in the same category, as determined by Lipper, Inc., that the Funds’ Administrator determined were similar in size to the Funds (each, a “Peer Group”); and e) past performance of each Fund as compared to its respective benchmark. In addition, the Board engaged in in-person discussions with representatives of the Adviser. The Board also met outside the presence of the Adviser to consider this matter and consulted with independent counsel and the Funds’ Chief Compliance Officer.

The Board, including the Independent Trustees, unanimously approved continuance of the Advisory Agreement based upon its review of the written materials provided at the Meeting, the reports provided at each quarterly meeting of the Board, the Board’s discussions with key personnel of the Adviser, and the Board’s deliberations. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Below is a summary of the Board’s conclusions regarding various factors relevant to approval of continuance of the Advisory Agreement:

Nature, Extent and Quality of Services. The Board examined the nature, extent and quality of the services provided by the Adviser to the Funds. The Board, including the Independent Trustees, reviewed the qualifications of the Adviser’s key personnel, including the experience of the Funds’ portfolio managers, and agreed that sharing resources with its parent bank is a positive aspect of the Adviser’s services to the Funds. The Trustees discussed the Adviser’s compliance program. They also discussed the financial strength and stability of the Adviser. Based on these considerations, the Trustees determined that the Adviser has the capabilities, resources and personnel necessary to manage the Funds and concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds under the Advisory Agreement.

Performance of the Adviser. The Independent Trustees discussed in detail the information provided to them regarding each Fund’s performance compared to its benchmark and an arithmetic average of the total return of the thirty largest funds in each Fund’s Lipper category. The Trustees noted that the Bond Fund had outperformed its Lipper category average for the 1-year period ended December 31, 2014 and had underperformed its Lipper category average for the 3-, 5- and 10-year periods ended December 31, 2014. The Trustees also noted that the Bond Fund had underperformed its existing benchmark (BofA Index) and proposed new benchmark (Barclays Index) for the 1-, 5 - and 10-year periods ended December 31, 2014, had outperformed its existing benchmark and had underperformed its proposed new benchmark for the 3-year period ended December 31, 2014. The Trustees

THE NORTH COUNTRY FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

considered the proposed new benchmark, including the Adviser’s rationale for the change, and determined to approve the change in the Bond Fund’s benchmark to the Barclays Index. The Trustees noted that the Growth Fund had underperformed its Lipper category average and its benchmark for the 1-, 3-, 5- and 10-year periods ended December 31, 2014. The Trustees considered that the Funds’ performance reflects, in part, the conservative manner in which they are managed and concluded that the investment performance of each Fund was sufficient to warrant continuation of the Advisory Agreement.

Cost of Services. With regard to cost of services and fees and expenses, the Trustees reviewed comparative fees charged by advisers to the Peer Group. The Trustees noted that the Growth Fund’s effective management fee and net expenses as of November 30, 2014 were both higher than the average for the Peer Group. The Trustees also noted that the Bond Fund’s effective management fee and net expenses as of November 30, 2014 were both higher than the average for the Peer Group. The Trustees considered that, at the Trustees’ request, the Adviser had agreed to voluntarily waive 0.05% of its advisory fees for the Bond Fund for a one-year period beginning on April 1, 2015. The Trustees concluded that the cost of the services provided by the Adviser is within a reasonable range and supported continuation of the Advisory Agreement.

Profitability. The Trustees considered the Adviser’s profits realized in connection with the operation of the Funds. The Trustees noted that the Adviser was not receiving 12b-1 fees, soft dollars or affiliated brokerage fees in connection with its services to the Funds. The Independent Trustees considered that NCIA had voluntarily limited the overall expense ratio of each Fund from its inception through the fiscal year ended November 30, 2009 and noted that the Funds are continuing to operate within those limitations. The Independent Trustees also considered NCIA’s agreement to voluntarily waive 0.05% of its advisory fees for the Bond Fund for a one-year period beginning on April 1, 2015. The Trustees concluded that, based on the quality of services provided, the profitability of the Adviser’s relationship with the Funds warranted continuation of the Advisory Agreement.

Economies of Scale. The Trustees noted that the Adviser represented that certain efficiencies may be realized when the level of assets under management in each Fund is nearing $500 million. The Trustees concluded that they would re-visit the issue of certain benefits to the Funds’ shareholders that might ensue from economies of scale following any significant growth in Fund assets or other change in circumstances.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and with the assistance of independent legal counsel, the Board concluded that the overall arrangements provided under the terms of the Advisory Agreement were reasonable, and that continuance of the Advisory Agreement was in the best interests of the Funds’ shareholders.

Rev July 2011

FACTS	WHAT DO THE NORTH COUNTRY FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The North Country Funds (“The Funds”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-350-2990

Who we are
Who is providing this notice?	The North Country Funds
What we do
How do The Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How do The Funds collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes—information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for non-affiliates to market to you

●     State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●     Our affiliates include financial companies such as Glens Falls National Bank and Trust Company and North Country Investment Advisers.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Funds do not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-888-350-2990 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N -Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888 -350-2990.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The North Country Funds

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Executive Officer/President

Date 8/6/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/ s/ James Colantino

James Colantino, Principal Executive Officer/President

Date 8/6/15

By (Signature and Title)

/s/ Harris Cohen

Harris Cohen, Principal Financial Officer/Treasurer

Date 8/6/15